UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2017
ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Union Blvd., Suite 600 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

303-974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.    Change in Registrant’s Certifying Accountant

On March 23, 2017, the Board of Directors (the “Board”) of Energy Fuels Inc. (the “Registrant”) approved the change of its auditors from KPMG LLP, Toronto, Ontario (“KPMG Toronto”) to KPMG LLP, Denver, Colorado (“KPMG Denver”) effective March 31, 2017.  The change was made because the Registrant has switched to reporting its financial statements pursuant to United States generally accepted accounting principles and its principal place of business is located in a suburb of Denver.  Therefore, conducting the Registrant’s audit out of the Toronto office of KPMG LLP was no longer cost effective to the Registrant.  At the request of the Registrant and upon mutual agreement, KPMG Toronto has resigned as the principal independent registered public accountant of the Registrant effective March 31, 2017.  The request for resignation of KPMG Toronto was recommended and approved by the Registrant’s audit committee.

KPMG Toronto’s report of independent registered public accounting firm on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years and any interim period preceding the resignation of KPMG Toronto, the Registrant is not aware of any disagreements with KPMG Toronto on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG Toronto, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of KPMG Toronto.

KPMG Toronto has been provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

The Registrant, upon the recommendation of its audit committee, and effective March 31, 2017 has engaged KPMG Denver as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with KPMG Denver regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did KPMG Denver provide either a written report or oral advice that KPMG Denver concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from KPMG LLP, Toronto, Ontario dated March 28, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: March 28, 2017	By: /s/ David C. Frydenlund David C. Frydenlund Senior Vice President, General Counsel and Corporate Secretary